LETTER OF TRANSMITTAL

                                  OFFER TO EXCHANGE

                     ALL OUTSTANDING EXCHANGEABLE PREFERRED STOCK
                             MANDATORILY REDEEMABLE 2008
                  (EXCHANGEABLE AT THE OPTION OF ICG HOLDINGS, INC.)
                         FOR NEW EXCHANGEABLE PREFERRED STOCK
                             MANDATORILY REDEEMABLE 2008
                  (EXCHANGEABLE AT THE OPTION OF ICG HOLDINGS, INC.)
                                          OF
                                  ICG HOLDINGS, INC.

          _________________________________________________________________

          THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________, 1997 UNLESS EXTENDED (THE "EXPIRATION DATE").
          _________________________________________________________________

          Deliver To:

          American Stock Transfer & Trust Company, Transfer Agent


          By Registered Mail, Certified Mail or    By Facsimile:
          Overnight Courier:                       (718) 236-4588


           American Stock Transfer & Trust Company
           40 Wall Street
           New York, New York 10005                Confirm by Telephone:
                                                   (212) 936-5100



          Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

          The undersigned acknowledges that he or she has received and reviewed the Prospectus dated ________, 1997 (the "Prospectus") of ICG Holdings, Inc. (the "Issuer") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute (i) the Issuer's offer (the "Exchange Offer") to exchange its outstanding Exchangeable Preferred Stock (the "Old Preferred Stock") for an equal amount of newly issued New Exchangeable Preferred Stock (the "New Preferred Stock"). The New Preferred Stock has been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

               This Letter of Transmittal is to be completed by a holder of Old Preferred Stock either if certificates are to be forwarded herewith or if a tender of certificates for Old Preferred Stock, if available, is to be made by book-entry transfer to the account maintained by the Transfer Agent at the Depository Trust Company

          (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offers Book-Entry Transfer" section of the Prospectus. Holders of Old Preferred Stock whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Preferred Stock into the Transfer Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Transfer Agent on or prior to the Expiration Date, must tender their Old Preferred Stock according to the guaranteed delivery procedures set forth in "The Exchange
          Offers Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of Documents to the Book-Entry Transfer Facility does not constitute delivery to the Transfer Agent.

               The term "Holder" with respect to the Exchange Offer means any person in whose name Old Preferred Stock is registered on the books of the Issuer or any other person who has obtained a properly completed stock power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Preferred Stock must complete this letter in its entirety.

                    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                         CAREFULLY BEFORE COMPLETING THE BOX

       ____________________________________________________________________

                 DESCRIPTION OF NEW EXCHANGEABLE PREFERRED STOCK
       ____________________________________________________________________

       NAMES AND ADDRESS(ES)                    AGGREGATE
       OF REGISTERED HOLDERS                 NUMBER OF SHARES    NUMBER OF
         (PLEASE FILL IN,     CERTIFICATE     REPRESENTED BY      SHARES
             IF BLANK)         NUMBER(S)      CERTIFICATE(S)     TENDERED*
       ____________________________________________________________________
                         __________________________________________________
                         __________________________________________________
                         __________________________________________________
                         __________________________________________________
                         __________________________________________________
                         __________________________________________________
                            TOTAL
       ____________________________________________________________________

          * Unless indicated in the column labeled "Number of Shares Tendered," any tendering Holder of New Exchangeable Preferred Stock will be deemed to have tendered the entire aggregate number of shares represented by the column labeled "Aggregate Number of Shares Represented by Certificate(s)."

             If the space provided above is inadequate, list the
             certificate numbers and number of shares on a separate signed schedule and affix the list to this Letter of Transmittal.
       ____________________________________________________________________

          [ ]  CHECK HERE IF TENDERED OLD PREFERRED STOCK IS ENCLOSED
               HEREWITH.
          [ ] CHECK HERE IF TENDERED OLD PREFERRED STOCK IS BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE TRANSFER AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):
               Name of Tendering Institution_______________________________
               Account Number______________________________________________
               Transaction Code Number_____________________________________

          [ ] CHECK HERE IF TENDERED OLD PREFERRED STOCK IS BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):
               Name(s) of Registered Old Preferred Stockholder(s)__________ Date of Execution of Notice of Guaranteed Delivery__________ Window Ticket Number (if available)_________________________ Name of Institution which Guaranteed Delivery_______________ Account Number (if delivered by book-entry transfer)________


          ______________________________     ______________________________

           SPECIAL ISSUANCE INSTRUCTIONS     SPECIAL DELIVERY INSTRUCTIONS
           (See Instructions 4, 5 and 6)     (See Instructions 4, 5 and 6)

           To  be completed  ONLY (i) if     To   be  completed   ONLY  if
           certificates for Old certificates for Old Preferred Stock not tendered, Preferred Stock not tendered, or New Preferred Stock issued or New Preferred Stock issued in exchange for Old Preferred in exchange for Old Preferred Stock accepted for exchange, Stock accepted for exchange, is to be issued in the name is to be sent to someone of someone other than the other than the undersigned, undersigned, or (ii) if Old or to the undersigned at an Preferred Stock tendered by address other than that shown
           book-entry transfer  which is     above.
           not   exchanged   is  to   be
           returned  by   credit  to  an     Mail to:
           account     maintained     at
           Depository    Trust   Company     Name_________________________
           ("DTC").                                  (Please Print)

                                             Address______________________
           Issue certificate(s) to:
                                             _____________________________
           Name_________________________           (Include Zip Code)
                  (Please Print)

           Address______________________     _____________________________
                                                 (Tax Identification or
           _____________________________          Social Security No.)
                (Include Zip Code)


           _____________________________
              (Tax Identification or
               Social Security No.)


           Credit  Old  Preferred  Stock
           not  exchanged and  delivered
           by book-entry transfer to the
           DTC account set forth below:

           ___________________________
           DTC Account Number
          ______________________________     ______________________________

          Ladies and Gentlemen:

               Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the number of shares of Old Preferred Stock indicated above. Subject to and effective upon the acceptance for exchange of the number of shares of Old Preferred Stock tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Preferred Stock tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Transfer Agent its agent and attorney-in-fact (with full knowledge that the Transfer Agent also acts as the agent of the Issuer) with respect to the tendered Old Preferred Stock with full power of substitution to (i) deliver certificates for such Old Preferred Stock, or transfer ownership of such Old Preferred Stock on the account books maintained by DTC, to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer and (ii) present such Old Preferred Stock for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Preferred Stock, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

               The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Preferred Stock tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Issuer. The undersigned hereby further represents that (i) any New Preferred Stock acquired in exchange for Old Preferred Stock tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Preferred Stock, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the New Preferred Stock, (iii) neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Preferred Stock and (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer.

               The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC") that the New Preferred Stock issued in exchange for the Old Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Preferred Stock is acquired in the ordinary course of such holders' business and such holders are not engaging in and do not intend to engage in a distribution of the New Preferred Stock and have no arrangement or understanding with any person to participate in distribution of such New Preferred Stock. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Preferred Stock. If the undersigned is a broker-dealer that will receive New Preferred Stock for its own account in exchange for Old Preferred Stock that was acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               The undersigned will, upon request, execute and deliver any additional documents deemed by the Transfer Agent or the Issuer to be necessary or desirable to complete the assignment, transfer and purchase of the Old Preferred Stock tendered hereby.

               For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Preferred Stock when, as and if the Issuer has given oral or written notice thereof to the Transfer Agent.

               If any tendered Old Preferred Stock is not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Preferred Stock will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

               All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

               The undersigned understands that tenders of Old Preferred Stock pursuant to the procedures described under the caption "The Exchange Offers Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

               Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange and return any Old Preferred Stock not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange and any certificates for Old Preferred Stock not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange in the name(s) of, and return any Old Preferred Stock not tendered or not exchanged and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Old Preferred Stock from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Preferred Stock so tendered.

               Holders of Old Preferred Stock who wish to tender their Old Preferred Stock and (i) whose Old Preferred Stock is not immediately available, or (ii) who cannot deliver their Old Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Transfer Agent prior to the Expiration Date (or who cannot comply with the book-entry transfer procedure on a timely basis), may tender their Old Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offers Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal, printed below.

                           PLEASE SIGN HERE WHETHER OR NOT
               OLD PREFERRED STOCK IS BEING PHYSICALLY TENDERED HEREBY

          X
           ______________________________________________    ______________
                                                                  Date


          X
          _______________________________________________    ______________
                Signature(s) of Registered Holder(s)              Date
                       or Authorized Signatory

          Area Code and Telephone Number:____________________

               The above lines must be signed by the registered holder(s) of Old Preferred Stock as their name(s) appear(s) on the Old Preferred Stock or by person(s) authorized to become registered holder(s) by a properly completed stock power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Preferred Stock to which this Letter of Transmittal relates is held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.


          Name(s): ________________________________________________________

          _________________________________________________________________
                                    (Please Print)

          Capacity: _______________________________________________________

          Address:  _______________________________________________________

                    _______________________________________________________
                                  (Include Zip Code)


                    Signature(s) Guaranteed by an Eligible Institution (as hereinafter defined):
                    (If required by Instruction 4)


                     ------------------------------------------------------
                                (Authorized Signature)

                    -------------------------------------------------------
                                       (Title)

                    -------------------------------------------------------
                                    (Name of Firm)


                    Dated:                  , 1997
                           ---------------

                                     INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


               1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD PREFERRED STOCK. The tendered Old Preferred Stock or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Transfer Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Preferred Stock, this Letter of Transmittal and all other required documents to the Transfer Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Transfer Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Transfer Agent before the Expiration Date. No Letter of Transmittal or Old Preferred Stock should be sent to the Issuer.

               Holders who wish to tender their Old Preferred Stock and (i) whose Old Preferred Stock is not immediately available, or
          (ii) who cannot deliver their Old Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Transfer Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Transfer Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Preferred Stock, the certificate number or numbers of such Old Preferred Stock and the number of shares of Old Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Preferred Stock (or a Book-Entry Confirmation) and any other required documents will be deposited by the Eligible Institution (as hereinafter defined) with the Transfer Agent; and
          (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificates(s) representing all tendered Old Preferred Stock (or a Book-Entry Confirmation) in proper form for transfer, must be received by the Transfer Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offers Guaranteed Delivery Procedures."
          Any Holder of Old Preferred Stock who wishes to tender his Old Preferred Stock pursuant to the guaranteed delivery procedures described above must ensure that the Transfer Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Transfer Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Preferred Stock according to the guaranteed delivery procedures set forth above.

               All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Preferred Stock and withdrawal of tendered Old Preferred Stock will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Preferred Stock not properly tendered or any Old Preferred Stock the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Preferred Stock. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Preferred Stock must be cured within such time as the Issuer shall determine. Neither the Issuer, the Transfer Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Preferred Stock, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Preferred Stock will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Preferred Stock received by the Transfer Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Transfer Agent to the tendering Holders of Old Preferred Stock, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

               2. TENDER BY HOLDER. Only a Holder of Old Preferred Stock may tender such Old Preferred Stock in the Exchange Offer. Any beneficial holder of Old Preferred Stock who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Preferred Stock, either make appropriate arrangements to register ownership of the Old Preferred Stock in such holder's name or obtain a properly completed stock power from the registered holder.

               3. PARTIAL TENDERS. If less than the entire number of shares of any Old Preferred Stock certificate is tendered, the tendering Holder should fill in the number of shares tendered in the third column of the box entitled "Description of New Exchangeable Preferred Stock" above. The entire number of shares of Old Preferred Stock set forth on the certificate delivered to the Transfer Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of shares of all Old Preferred Stock is not tendered, then an Old Preferred Stock certificate for the number of shares of Old Preferred Stock not tendered and a certificate or certificates representing New Preferred Stock issued in exchange for any Old Preferred Stock accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Preferred Stock is accepted for exchange.

               4. SIGNATURES ON THE LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Old Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Preferred Stock without alteration, enlargement or any change whatsoever.

               If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Preferred Stock tendered and the certificate or certificates for New Preferred Stock issued in exchange therefor is to be issued (or any untendered shares of Old Preferred Stock is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Old Preferred Stock, nor provide a separate stock power. In any other case, such holder must either properly endorse the Old Preferred Stock tendered or transmit a properly completed separate stock power with this Letter of Transmittal, with the signatures on the endorsement or stock power guaranteed by an Eligible Institution.

               If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Preferred Stock listed, such Old Preferred Stock must be endorsed or accompanied by appropriate stock powers, in each case signed as the name of the registered holder or holders appears on the Old Preferred Stock.

               If this Letter of Transmittal (or facsimile hereof) or any Old Preferred Stock or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal.

               Endorsements on Old Preferred Stock or signatures on stock powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

               Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a participant in a Recognized Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Old Preferred Stock tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (b) if such Old Preferred Stock is tendered for the account of an Eligible Institution.

               5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Preferred Stock or substitute Old Preferred Stock for shares not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

               6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Preferred Stock pursuant to the Exchange Offer. If, however, certificates representing New Preferred Stock or Old Preferred Stock for shares not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Preferred Stock tendered hereby, or if tendered Old Preferred Stock are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

               Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Preferred Stock listed in this Letter of Transmittal.

               7. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Preferred Stock tendered.

               8. MUTILATED, LOST, STOLEN OR DESTROYED OLD PREFERRED STOCK. Any tendering Holder whose Old Preferred Stock has been mutilated, lost, stolen or destroyed should contact the Transfer Agent at the address indicated herein for further instructions.

               9.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.
          Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Transfer Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.


                          (DO NOT WRITE IN SPACE BELOW)

                      =====================================
                                         OLD        OLD
                                      PREFERRED  PREFERRED
                        CERTIFICATE     STOCK      STOCK
                        SURRENDERED   TENDERED    ACCEPTED
                      -------------------------------------

                      -------------------------------------

                      =====================================


          Delivery Prepared by             Checked By             Date
                              ------------           ------------     ----

                          NOTICE OF GUARANTEED DELIVERY FOR

                                  ICG HOLDINGS, INC.


               This form or one substantially equivalent hereto must be used to accept the Exchange Offer of ICG Holdings, Inc. (the "Issuer") made pursuant to the Prospectus, dated ________, 1997 (the "Prospectus"), if certificates for Old Preferred Stock of the Issuer are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Transfer Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to American Stock Transfer & Trust Company (the "Transfer Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Preferred Stock pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Transfer Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

          Deliver To:
          American Stock Transfer & Trust Company, Transfer Agent

          By Registered Mail, Certified Mail or        By Facsimile:
          Overnight Courier:                           (718) 236-4588

          American Stock Transfer & Trust Company
          40 Wall Street                               Confirm by
          New York, New York 10005                     Telephone:
                                                       (212) 936-5100



               Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

          Ladies and Gentlemen:

               Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the number of shares of Old Preferred Stock set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offers Guaranteed Delivery Procedures" section of the Prospectus. By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Preferred Stock set forth in the Letter of Transmittal.

          Number   of   Shares  of   Old     If Old Preferred Stock will be
          Preferred Stock Tendered:          delivered     by    book-entry
                                             transfer  to Depository  Trust
          ---------------------------        Company,    provide    account
                                             number.

          Certificate Nos. (if
          available):


          -------------------------------

          Total    Number   of    Shares
          Represented  by Old  Preferred
          Stock Certificate(s):

                                             Account Number
          -----------------------------                    ----------------

          -----------------------------------------------------------------

             ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
          -----------------------------------------------------------------

                                   PLEASE SIGN HERE

          X
             ---------------------------      -----------------
          X
             ---------------------------      -----------------
              Signatures of Owner(s)                Date
              or Authorized Signatory

            Area Code and Telephone
            Number:
                   ----------------------------

               Must be signed by the holder(s) of Old Preferred Stock as their name(s) appear(s) on certificates for Old Preferred Stock or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                         Please print name(s) and address(es)

          Name(s):
                        --------------------------------------------------
                        --------------------------------------------------
                        --------------------------------------------------
          Capacity:
                        --------------------------------------------------
          Address(es):
                        --------------------------------------------------
                        --------------------------------------------------

                                     GUARANTEE

               The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States, hereby guarantees that the certificates representing the number of shares of Old Preferred Stock tendered hereby in proper form or transfer, or timely confirmation of the book-entry transfer of such Old Preferred Stock into the Transfer Agent's account at Depository Trust Company pursuant to the procedures set forth in "The Exchange Offers Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Transfer Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.


          --------------------------         -------------------------------
                Name of Firm                      Authorized Signature


          -------------------------          -------------------------------
                  Address                                 Title

                                             Name:
          -------------------------               --------------------------
                           Zip Code                 (Please Type orr Print)

          Area Code and
          Tel. No.                           Dated:
                  -----------------                ------------------------

          NOTE: DO NOT SEND CERTIFICATES FOR OLD PREFERRED STOCK WITH THIS FORM. CERTIFICATES FOR OLD PREFERRED STOCK SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.